UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2017

MVP REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-180741	45-4963335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 W. SUNSET RD SUITE 240
LAS VEGAS, NV 89148
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (702) 534-5577

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01. Changes in Registrant's Certifying Accountant.

(a)	Dismissal of previous independent registered public accounting firm:

On May 19, 2017, the Audit Committee of the Board of Directors of MVP REIT, Inc., ("the Company") dismissed RBSM LLP, ("RBSM") as the Company's independent registered public accounting firm.

The audit report of RBSM on the consolidated financial statements of the Company as of and for the year ended December 31, 2015 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the period from January 1, 2017 through May 19, 2017, there were no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Company has provided RBSM a copy of the disclosures in this Form 8-K and has requested that RBSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not RBSM agrees with the Company's statements in this Item 4.01(a).  A copy of the letter dated May 24, 2017, furnished by RBSM in response to that request is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of new independent registered public accounting firm:

On May 19, 2017, the Audit Committee of the Company's Board of Directors engaged RSM US LLP ("RSM") as the Company's independent registered public accounting firm.

During the Company's two most recent fiscal years ended December 31, 2015 and 2016 and the period from January 1, 2017 through May 19, 2017, the Company did not consult with RSM on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's consolidated financial statements, and RSM did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from RBSM LLP to the U.S. Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVP REIT, Inc.

Date: May 24, 2017

By: /s/ Michael V. Shustek
Michael V. Shustek
President and Chief Executive Officer